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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 27, 2005

                             TEXAS INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)

            Delaware                     1-4887                75-0832210
(State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)         Identification No.)

              1341 West Mockingbird Lane
                    Dallas, Texas                                75247
       (Address of principal executive offices)                (Zip Code)

       Registrant's Telephone Number, including area code: (972) 647-6700

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On September 27, 2005, Riverside Cement Company ("RCC"), a wholly owned subsidiary of Texas Industries, Inc. (the "Company"), entered into a contract (the "Construction Contract") with Oro Grande Contractors (the "Contractor"), a joint venture between Zachry Construction Corporation and AMEC E&C Services, Inc. In the Construction Contract, RCC engaged the Contractor to furnish, as provided in the Construction Contract, project management services, construction management, engineering, design, drawings, materials, equipment, tools, installation, labor, supervision and insurance to provide RCC with a new 6600 short tons per day clinker production line at RCC's Oro Grande, California cement plant. RCC has entered into the Construction Contract in connection with the previously announced expansion and modernization of the Oro Grande cement plant.

         A copy of the Construction Contract is attached as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 8.01     OTHER EVENTS.

         On September 29, 2005, the Company issued a press release announcing that the Texas Commission on Environmental Quality has approved a permit modification to adjust the usage of an air pollution device on one of the Company's cement kilns at its Midlothian, Texas cement plant and allowing for increased production from 2.2 million tons to 2.8 million tons of clinker per year from the kiln.

         A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

       (c)    Exhibits.

              10.1 Contract, dated September 27, 2005, between Riverside Cement Company and Oro Grande Contractors (portions of the exhibit have been omitted pursuant to a request for confidential treatment).

              99.1  Press Release dated September 29, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         TEXAS INDUSTRIES, INC.

                                         By:  /s/ Frederick G. Anderson
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                                              FREDERICK G. ANDERSON
                                              Vice President and General Counsel

Date: September 30, 2005

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                                  EXHIBIT INDEX

Exhibit
Number        Description
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10.1          Contract,  dated September 27, 2005, between Riverside Cement
              Company and Oro Grande Contractors (portions of the exhibit have been omitted pursuant to a request for confidential treatment).

99.1          Press Release dated September 29, 2005.